Exhibit 21.1
                    Valero Energy Corporation
                     Schedule of Subsidiaries

Name of Subsidiary                               State of Organization

Valero Energy Corporation                              Delaware
     Valero Management Company                         Delaware
     Valero Corporate Services Company                 Delaware
          Valero Coal Company                          Delaware
          Valero Producing Company                     Delaware
          VMGA Company                                 Texas
     Valero Refining and Marketing Company             Delaware
          Valero Javelina Company                      Delaware
          Valero Refining Company                      Delaware
               Valero MTBE Operating Company           Delaware
               Valero MTBE Investments Company         Delaware
               Valero Technical Services Company       Delaware
               Valero Mediterranean Company            Delaware
               Valero Mexico Company                   Delaware
          Valero Marketing and Supply Company          Delaware
     Valero Natural Gas Company                        Delaware
          Valero Gas Marketing Company                 Delaware
          Valero Gas Marketing Canada Inc.             Alberta, Canada
          Valero Gas Storage Company                   Delaware
          Valero Hydrocarbons Company                  Delaware
          Valero Field Services Company                Delaware
          Valero Power Services Company                Delaware
          Valero Storage and Transfer Company          Delaware
          Valero Transmission Company                  Delaware
               VT Company                              Delaware

     Valero Natural Gas Partners, L.P.                 Delaware
          ValeroTex, L.P.                              Delaware
          Valero Management Partnership, L.P.          Delaware
               Valero Transmission, L.P.               Delaware
               Valero Hydrocarbons, L.P.               Delaware
               Valero Marketing, L.P.                  Delaware
               Valero Industrial Gas, L.P.             Delaware
               Valero Gas Marketing, L.P.              Delaware
               VLDC, L.P.                              Delaware
               Reata Industrial Gas, L.P.              Delaware
               Rivercity Gas, L.P.                     Delaware